UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)    November 9, 2005

PG&E Energy Recovery Funding LLC

(Exact name of registrant as specified in its charter)

Delaware	333-119762	20-1707696
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

245 MARKET STREET, ROOM 424

SAN FRANCISCO, CALIFORNIA 94105

(Address of principal executive offices and (Zip Code)

Registrant’s telephone number, including area code:  (415) 973-6252

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 9  FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.  Financial Statements and Exhibits.

(a) Financial Statements

Not applicable

(b)  Pro Forma Financial Information.

Not applicable

(c)  Shell Company Transactions

Not applicable

(d)  Exhibits:

4.1	Indenture dated as of November 9, 2005 between PG&E Energy Recovery Funding LLC and Deutsche Bank National Trust Company providing for the issuance of Series 2005-2 Energy Recovery Bonds
4.2	Form of Series 2005-2 Energy Recovery Bond (included as Exhibit A to the Indenture filed as Exhibit 4.1)
10.1	Recovery Property Purchase and Sale Agreement dated as of November 9, 2005 between PG&E Energy Recovery Funding LLC and Pacific Gas and Electric Company
10.2

Recovery Property Servicing Agreement dated as of February 10, 2005 between PG&E Energy Recovery Funding LLC and Pacific Gas and Electric Company (incorporated by reference to PG&E Energy Recovery Funding LLC’s Form 8-K filed with the Securities and Exchange Commission on February 10, 2005 (File No. 333-119762), Exhibit 10.2)

10.3	First Amendment to Recovery Property Servicing Agreement dated as of November 9, 2005 between PG&E Energy Recovery Funding LLC and Pacific Gas and Electric Company
99.1	Opinion of Orrick, Herrington & Sutcliffe LLP with respect to constitutional law issues

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PG&E Energy Recovery Funding LLC

	By:	/s/	Nicholas M. Bijur
Nicholas M. Bijur
Treasurer
(Authorized Officer)
Date: November 9, 2005

EXHIBIT INDEX

4.1	Indenture dated as of November 9, 2005 between PG&E Energy Recovery Funding LLC and Deutsche Bank National Trust Company providing for the issuance of Series 2005-2 Energy Recovery Bonds
4.2	Form of Series 2005-2 Energy Recovery Bond (included as Exhibit A to the Indenture filed as Exhibit 4.1)
10.1	Recovery Property Purchase and Sale Agreement dated as of November 9, 2005 between PG&E Energy Recovery Funding LLC and Pacific Gas and Electric Company
10.2

Recovery Property Servicing Agreement dated as of February 10, 2005 between PG&E Energy Recovery Funding LLC and Pacific Gas and Electric Company (incorporated by reference to PG&E Energy Recovery Funding LLC’s Form 8-K filed with the Securities and Exchange Commission on February 10, 2005 (File No. 333-119762), Exhibit 10.2)

10.3	First Amendment to Recovery Property Servicing Agreement dated as of November 9, 2005 between PG&E Energy Recovery Funding LLC and Pacific Gas and Electric Company
99.1	Opinion of Orrick, Herrington & Sutcliffe LLP with respect to constitutional law issues